UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On May 20, 2008, Analog Devices, Inc. (the “Registrant”) announced its financial results for its fiscal second quarter ended May 3, 2008. The full text of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

Also filed herewith are (i) annual financial information of the Registrant for fiscal 2005, 2006 and 2007, and (ii) quarterly financial information of the Registrant for fiscal 2007 and 2008. Such financial information includes adjustments to reflect the classification of the Registrant’s wireless handset baseband chipset and radio transceiver business and the CPU voltage regulation and PC thermal monitoring business as discontinued operations.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated May 20, 2008

99.2	Annual financial information of Analog Devices, Inc. for fiscal 2005, 2006 and 2007, and quarterly financial information of Analog Devices, Inc. for fiscal 2007 and 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2008	ANALOG DEVICES, INC.

		By:	/s/ Joseph E. McDonough
Joseph E. McDonough
Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 20, 2008

99.2	Annual financial information of Analog Devices, Inc. for fiscal 2005, 2006 and 2007, and quarterly financial information of Analog Devices, Inc. for fiscal 2007 and 2008.